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                                                                   EXHIBIT 10.14


                                                                    (TODCO LOGO)

                                      TODCO
                                SEVERANCE POLICY


SCOPE

This policy applies to all US shore-based salaried employees of the Company and designated US Payroll International Employees.

RESPONSIBILITY

Human Resources

PURPOSE

The purpose of this policy is to define the severance policy of the Company.

ELIGIBILITY

This policy shall apply to US shore based salaried employees and designated US Payroll International Employees of the Company with the job titles identified in Exhibit A attached hereto ("Eligible Employees"). No benefit shall be payable under this policy to employees who by written employment agreement are entitled to other severance payments in the event of a Change of Control. As a condition precedent to eligibility each employee will be required to execute a binding release satisfactory to the Company pursuant to which such employee releases the Company from any liability in connection with employment by the Company.

POLICY

In the event of an qualifying termination of the employment of an Eligible Employee by the Company within one year after the effective date of a "Change in Control" as defined below the Company shall pay such employee a severance, benefit in the amount specified below: A qualifying termination shall be deemed to have occurred when the employment of an Eligible Employee is terminated by the Company for any reason or upon resignation by an Eligible Employee following notification of a reduction of salary, a relocation of employment in excess of fifty miles from such employee's current work site, a reduction in job title or a significant reduction of responsibility.

BENEFIT

SENIOR EXECUTIVES. One year's salary plus the amount of such employee's target bonus under the Company's Performance Bonus Plan for the year in which the termination occurs.

KEY EMPLOYEES AND OTHER MID-MANAGEMENT EMPLOYEES - Four weeks pay for every year of service plus a proportionate share of such employee's target bonus under the Company's Performance Bonus Plan for the year in which the termination occurs with a maximum benefit of one half of annual salary plus one half of target bonus.

ALL OTHER US SHORE-BASED NON ROTATIONAL SALARIED EMPLOYEES. -Two weeks salary for every year of service with a minimum payment of 4 weeks pay and a maximum benefit of one half of annual salary.

For purposes of this policy the date used for establishing Seniority will be the actual hire date by TODCO, Transocean Inc their affiliates or predecessors.


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CHANGE IN CONTROL

"Change in Control." A Change in Control of TODCO shall be deemed to have occurred as of the first (1st) day any one or more of the following conditions shall have been satisfied:

         (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares representing 20% or more of the combined voting power of the then outstanding voting securities of TODCO entitled to vote generally in the election of directors (the "Outstanding TODCO Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from TODCO, (B) any acquisition by TODCO (it being understood that an acquisition by an acquiror of greater than 20% of the Outstanding TODCO Voting Securities directly from TODCO shall not prevent such acquiror from causing a subsequent Change in Control if it thereafter acquires an additional 20% of the Outstanding TODCO Voting Securities in a transaction that would otherwise constitute a Change of Control), (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by TODCO or any corporation or other entity controlled by TODCO,
               (D) any acquisition by any corporation or other entity pursuant to a transaction which complies with clauses (A), (B) and (C) of Section (iii) below, (E) an acquisition of securities effected in connection with a distribution of any class of Common Stock of TODCO to shareholders of Transocean Inc. in a transaction (including any distribution in exchange for shares of capital stock or other securities of Transocean Inc.) intended to qualify as a tax-free distribution under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision (a "Tax-Free Spin-Off"), (F) any acquisition by Transocean Inc. or any of its affiliates excluding TODCO and its subsidiaries (collectively, "Transocean"), (G) any acquisition from Transocean pursuant to a public offering of securities registered under a registration statement filed with the Securities and Exchange Commission, or (H) any acquisition immediately following which Transocean has beneficial ownership of at least 50% or more of the Outstanding TODCO Voting Securities; provided that any such acquisition that, but for this clause (H), would otherwise constitute a Change of Control under this Section (i) shall be deemed to be a Change in Control at the time that Transocean no longer has beneficial ownership of at least 50% or more of the Outstanding TODCO Voting Securities, if such individual, entity or group that made such acquisition continues to own 20% or more of the Outstanding TODCO Voting Securities following such time that Transocean no longer has such beneficial ownership;

         (ii) Individuals who, as of the date hereof, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual becoming a director subsequent to the date hereof whose election, or nomination for election by TODCO's shareholders, was approved by either (A) a vote of at least a majority of the directors then comprising the Incumbent Board or (B) Transocean, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or


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               threatened solicitation of proxies or consents by or on behalf of a Person other than either Transocean or the Board;

         (iii) Consummation of a reorganization, merger, conversion or consolidation or sale or other disposition of all or substantially all of the assets of TODCO (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding TODCO Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns TODCO or all or substantially all of TODCO's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding TODCO Voting Securities, (B) no Person (excluding Transocean and any corporation or other entity resulting from such Business Combination or any employee benefit plan (or related trust) of TODCO or such corporation or other entity resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation or other entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;

         (iv) Approval by the shareholders of TODCO of a complete liquidation or dissolution of TODCO other than in connection with the transfer of all or substantially all of the assets of TODCO to Transocean or to an affiliate or a subsidiary of TODCO; or

         (v) A "Change of Control" of Transocean, as defined in Section 6.10 of the Long-Term Incentive Plan of Transocean, as amended and restated as of January 1, 2000, which occurs while Transocean owns 50% or more of the Outstanding TODCO Voting Securities.

         Notwithstanding the foregoing, no Business Combination between Transocean and TODCO and its subsidiaries or between TODCO and its own subsidiaries shall constitute a Change in Control under this Policy.


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                                    EXHIBIT A

                               Eligible Employees


-----------------------------------------------------------------------------------------------------
SENIOR EXECUTIVES                                OTHER MIDMANAGEMENT
-----------------------------------------------------------------------------------------------------
CEO & President                                  Project Engineer
-----------------------------------------------------------------------------------------------------
Senior VP & Chief Financial Officer              Manager, Qualify, Safety, Rig Support
-----------------------------------------------------------------------------------------------------
VP Marketing                                     Manager, Recruiting
-----------------------------------------------------------------------------------------------------
VP Controller                                    Supervisor, Payroll
-----------------------------------------------------------------------------------------------------
VP Offshore Operations                           Maintenance Supt
-----------------------------------------------------------------------------------------------------
VP, General Counsel                              Compliance Engineer
-----------------------------------------------------------------------------------------------------
District Manager-Barge Division                  Training Manager
-----------------------------------------------------------------------------------------------------
VP Human Resources                               Manager, Accounting
-----------------------------------------------------------------------------------------------------
QHSE Manager                                     Supervisor, Purchasing
-----------------------------------------------------------------------------------------------------
                                                 Contract Manager
-----------------------------------------------------------------------------------------------------
KEY EMPLOYEES                                    Manager, HSE
-----------------------------------------------------------------------------------------------------
                                                 Sr. LAN Administrator
-----------------------------------------------------------------------------------------------------
Marketing Manager                                Executive Asst.
-----------------------------------------------------------------------------------------------------
Rig Operations Manager                           Supervisor, Benefit Plans
-----------------------------------------------------------------------------------------------------
Treasurer                                        Manager, Cash
-----------------------------------------------------------------------------------------------------
Sr. Marketing Representative                     Office Manager
-----------------------------------------------------------------------------------------------------
Rig Manager
-----------------------------------------------------------------------------------------------------
Drilling Superintendent                          ALL OTHER US SHORE-BASED NON ROTATIONAL
                                                 SALARIED EMPLOYEES
-----------------------------------------------------------------------------------------------------
Int'l/Tax Accounting Manager
-----------------------------------------------------------------------------------------------------
District Manager
-----------------------------------------------------------------------------------------------------
Asst. Controller
-----------------------------------------------------------------------------------------------------
Business Development Manager
-----------------------------------------------------------------------------------------------------
District Controller
-----------------------------------------------------------------------------------------------------
Rig Maintenance Manager
-----------------------------------------------------------------------------------------------------
Manager, Engineering
-----------------------------------------------------------------------------------------------------
Manager, IT
-----------------------------------------------------------------------------------------------------
District Maintenance Supervisor
-----------------------------------------------------------------------------------------------------

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